                          UNITED STATES BANKRUPTCY COURT
                            WESTERN DISTRICT OF TEXAS
                                 AUSTIN DIVISION

CASE NAME:  INTERNATIONAL META SYSTEMS, INC.    Petition Date:  3/2/98

                                        CASE NUMBER: 98-10782-FM
CORRECTED
MONTHLY OPERATING REPORT SUMMARY FOR MONTH    APRIL    YEAR    1998

     MONTH                              3/31/98        4/30/98
REVENUES (MOR-6)                         $115,000.00    $115,000.00
INCOME BEFORE INT, DEPREC./TAX (MOR-6)  ($367,164.36)  ($378,805.85)
NET INCOME (LOSS)(MOR-6)                ($467,008.95)  ($396,838.17)
PAYMENTS TO INSIDERS (MOR-9)             $ 26,058.82    $ 23,147.05
PAYMENTS TO PROFESSIONALS (MOR-9)         0               0
TOTAL DISBURSEMENTS (MOR-8)              $369,679.46    $495,545.85

***The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
AS OF SIGNATURE DATE          EXP.
                              DATE
--------------------------------------  -----
CASUALTY                 YES(X)NO( )    5-1-99
LIABILITY                YES(X)NO( )    5-1-99
VEHICLE                  YES( )NO( )    n/a
WORKER'S                 YES(X)NO( )    5/1/99
OTHER: Medical,
       Disability        YES(X)NO( )    7/1/98 TO 6/1/99
Dental, Life, D&O

CIRCLE ONE
Are all accounts receivable being collected within terms? Yes   No X
Are all post-petition liabilities, including taxes, being paid within terms? Yes X No
Have any pre-petition liabilities been paid?  Yes X  No
If so, describe
Small balances of withheld payroll taxes paid inadvertently by payroll processing company
Are all funds being deposited into DIP bank accounts?  Yes X  No
Were any assets disposed of outside the normal course of business? Yes No X If so, describe
Are all U.S. Trustee Quarterly Fee Payments current?  Yes X  No
What is the status of your Plan of Reorganization?  Pending

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

SIGNED  /S/ Terry Kearns
       -----------------------------
       (ORIGINAL SIGNATURE)

TITLE   Controller
       -----------------------------

ATTORNEY NAME:  ERIC J. TAUBE
FIRM:  HOFFMAN & TAUBE, L.L.P.
ADDRESS:  100 CONGRESS AVENUE, SUITE 1600
CITY, STATE, ZIP:  AUSTIN, TEXAS  78702
TELEPHONE:  (512) 472-5997
FAX: (512) 472-5248

MOR-1

CASE NAME: INTERNATIONAL META SYSTEMS, INC.  CASE NUMBER:  98-10782-FM

                            COMPARATIVE BALANCE SHEETS

                                   FILING DATE*   MARCH 31, 1998 APRIL 30, 1998
ASSETS                                3/2/98
CURRENT ASSETS
Cash                               $    1,979     $    8,528     $   18,910.25
Accounts Receivable, Net           $  596,612     $  591,943     $  588,915.19
Inventory:  Lower of Cost of Market     0              0              0
Prepaid Expenses                   $  229,444     $  138,685     $  123,174.81
Investments                        0              0                   0
Other                              $   91,340     0                   0
TOTAL CURRENT ASSETS               $  919,375     $  739,156     $  731,000.25
PROPERTY, PLANT&EQUIP,@COST        $2,345,826     $2,361,303     $2,427,558.19
Less Accumulated Depreciation      $  933,624     $  999,868     $1,036,792.90
NET BOOK VALUE OF PP & E           $1,412,202     $1,361,435     $1,390,765.29
OTHER ASSETS:
1.  Tax Deposits                        0              0              0
2.  Investments in Subs                 0              0              0
3.  Pending Software Lease Deposit $  250,000     $  250,000     $  250,000
4.  Patents                        $  130,151     $  104,644     $  102,808
TOTAL ASSETS                       $2,711,728     $2,455,235     $2,474,573.54

           *Per SCHEDULES and STATEMENT OF AFFAIRS--correction pending
MOR-2                                   Revised:6/14/96

CASE NAME: INTERNATIONAL META SYSTEMS, INC.  CASE NUMBER:  98-10782-FM

                            COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNERS               FILING DATE*   MARCH 31,      APRIL 30
EQUITY                               3/2/98          1998          1998
LIABILITIES:
 POST-PETITION LIABILITIES (MOR-4)      0         $   293,242    $  698,716
 PRE-PETITION LIABILITIES:
  Notes Payable-Secured            $ 3,392,544    $ 3,392,544    $3,392,544
  Priority Debt                    $   192,043    $   191,769    $  191,769
  Federal Income Tax               $       997         0              0
  FICA/Withholding                 $       261         0              0
  Unsecured Debt                   $ 4,379,292    $ 4,379,292    $4,379,292
  Other                                 0              0              0
TOTAL PRE-PETITION LIABILITIES     $ 7,965,137    $ 7,963,605    $7,963,605
TOTAL LIABILITIES                  $ 7,965,137    $ 8,256,847    $8,662,321
OWNER'S EQUITY (DEFICIT):
 PREFERRED STOCK                        0              0              0
 COMMON STOCK                      $     3,965    $     3,965    $     3,965
ADDITIONAL PAID-IN CAPITAL         $19,027,008    $18,945,226    $18,956,517
RETAINED EARNINGS: Filing Date     ($24,284,382)  ($24,284,382)  ($24,284,382)
RETAINED EARNINGS: Post Filing Date     0           (467,009)    $   (863,847)
TOTAL OWNER'S EQUITY (NET WORTH)   ($5,253,409)   ($5,801,612)    ($6,187,747)
TOTAL LIABILITIES &
OWNER'S EQUITY                     $ 2,711,728    $ 2,455,235    $  2,474,574

           *Per SCHEDULES and STATEMENT OF AFFAIRS--correction pending
MOR-3                                        Revised:6/14/96

CASE NAME: INTERNATIONAL META SYSTEMS, INC.  CASE NUMBER: 98-10782-FM

                      SCHEDULE OF POST-PETITION LIABILITIES

                                   March 31       April 30
                                     1998           1998
TRADE ACCOUNTS PAYABLE             $ 16,558       $ 12,500
----------------------
TAX PAYABLE:
 Federal Payroll Taxes                  0              0
 State Payroll & Sales                  0              0
 Ad Valorem Taxes                       0              0
 Other Taxes                       $  1,063       $  1,063
TOTAL TAXES PAYABLE                $  1,063       $  1,063
SECURED DEBT POST-PETITION         $210,420       $600,420
ACCRUED INTEREST PAYABLE           $ 28,093       $  7,365
*ACCRUED PROFESSIONAL FEES:        $ 23,490       $ 29,428
OTHER ACCRUED LIABILITIES:
 1. Deferred Compensation          $    846       $    846
 2. Accrued Vacation               $( 4,169)      $  9,099
 3. Accrued Payroll                $ 16,941       $ 37,995
TOTAL POST-PETITION
LIABILITIES (MOR-3)                $293,242       $698,716
          --------------------------------------- ---------

*Payment Requires Court Approval.

MOR-4                                        Revised:6/14/96

CASE NAME: INTERNATIONAL META SYSTEMS, INC.  CASE NUMBER: 98-10782-FM

                        AGING OF POST-PETITION LIABILITIES
                                  April 30, 1998

DAYS  TOTAL    TRADE ACCTS  FED TAXES  STATE TAXES AD-VALOREM, OTHER
                                                   OTHER TAXES
0-30  $453,955 $12,500      0          0           $1,063     $441,455
31-60 $244,761      0       0          0               0      $243,698
61-90     0         0       0          0               0          0
91+       0         0       0          0               0          0
TOTAL $698,716 $12,500      0          0           $1,063     $685,153

                           AGING OF ACCOUNTS RECEIVABLE

MONTH               MARCH 31, 1998      APRIL 30, 1998
0-30 DAYS           $ 85,531            $ 82,503
31-60 DAYS               0                   0
61-90 DAYS               0                   0
91 + DAYS           $506,412            $506,412
TOTAL               $591,943            $588,915

MOR-5

CASE NAME: INTERNATIONAL META SYSTEMS, INC.   CASE NUMBER: 98-10782-FM

                            STATEMENT OF INCOME (LOSS)

MONTH                    March 31, 1998 April 30, 1998           Filing to Date
                         -------------- --------------           --------------
REVENUES (MOR-1)         $ 115,000.00   $115,000.00              $230,000.00
TOTAL COST OF REVENUES        0              0                        0
GROSS PROFIT             $ 115,000.00   $115,000.00              $230,000.00
OPERATING EXPENSES:
 Selling & Marketing     $   5,848.55   $  8,413.50              $ 14,262.05
 General &
Administrative           $  37,610.93   $ 78,000.05              $115,610.98
 Insiders Compensation   $  24,076.92   $ 23,076.92              $ 47,153.84
 Professional Fees       $  23,490.31   $  5,938.00              $ 30,428.31
 Other (attach list)     $ 391,137.65   $378,377.38              $769,515.03

TOTAL OPERATING EXPENSES $ 482,164.36   $493,805.85              $975,970.21
INCOME BEFORE INT,
DEPR/TAX (MOR-1)         ($367,164.36)  ($378,805.85)            ($745,970.21)
INTEREST EXPENSE         $  28,093.19   ($ 20,728.45)            $  7,364.74
DEPRECIATION             $  71,751.40   $  38,760.77             $110,512.17
OTHER (INCOME) EXPENSE*       0              0                        0
OTHER ITEMS**                 0              0                        0
TOTAL INT, DEPR &
 OTHER ITEMS             $  99,844.59   $ 18,032.32              $117,876.91
NET INCOME BEFORE TAXES  ($467,008.95)  ($396,838.17)            ($863,847.12)
FEDERAL INCOME TAXES          0              0                        0
NET INCOME (LOSS)(MOR-1) ($467,008.95)  ($396,838.17)            ($863,847.12)

   Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business; requires footnote
MOR-6                                        Revised:6/14/96

International Meta Systems, Inc.-Details for MOR-6, Other Operating Expenses


               ITEM                     Mar. 31, 1998  April 30, 1998
               ----                     -------------  --------------
     Technical Salaries                 $203,232.19    $227,500.78

     Technical Consultants                49,870.50    $ 84,662.75

     Employee Benefit - Insurance         19,857.64    $ 20,736.68

     Employee Benefit - Options**         10,703.00    $ 10,703.00

     Employee Benefit - Payroll Taxes     14,742.59    $ 19,810.10

     Amortize Prepaid Maintenance**       92,731.73    $ 14,964.07
                                          ---------    -----------

     Total to MOR-6(Other Oper. Exp.)   $391,137.65    $378,377.38

                                ** = Non-cash item

                    STATEMENT OF OPERATIONS - MOR 6 WORKSHEET

Selling & Marketing                Amount
M. Jordan expenses                 $    70.11
B. Young Salary                    $ 3,846.16
E. Catiglioni Salary               $ 3,192.32
Accrued Salaries                   $ 1,461.76
Accrued Vacation                   $  (156.85)
                                   ----------     $ 8,413.50

Insiders Compensation
M. Jordan Salary                   $ 4,615.40
L. Hoevel Salary                   $10,000.00
H. Potash Salary                   $ 8,461.52
                                   ----------     $23,076.92

Professional Fees                                 $ 5,938.00

General & Administrative
Payroll Processing                 $   130.98
401K Fees                          $   179.00
Bank Service Fees                  $    53.14
Consultants G&A                    $19,804.00
Business Entertaiment              $    73.80
Travel (less M. Jordan exp)        $10,576.31
Rent                               $10,372.64
Equipment Rental                   $ 2,111.34
Telephone                          $ 4,362.73
Utilities                          $ 7,186.78
Furniture Rental                   $   501.20
Insurance                          $ 2,556.64
Office Supplies
(Less 70.11-M.Jordan)              $ 4,029.08
Bankruptcy Fees                    $ 3,750.00
Postage/Freight (Note: refund
 netted out against expense)       $   (78.05)
Recruiting & Hiring                $12,390.46
Taxes - Other                           0
                                   -----------    $78,000.05

Other
Technical Salaries
Salaries Dept. 100 G&A             $40,361.55
  Dept. 200                        $37,965.24
  Dept. 301                        $63,818.41
  Dept. 302                        $49,299.69
  Dept. 303                        $19,057.33
  Dept. 304                        $35,460.08
  Dept. 400                        $12,958.79
                                   ----------     $258,921.09
    Less: Insiders Comp.                          $(23,076.92)
    Less: Sales & Marketing                       $ (8,343.39)
                                                  ------------   $227,500.78
Technical Consultants              $84,662.75
Employee Benefit-Insurance         $20,736.68
Employee Benefit-Options           $10,703.00
Employee Benefit-Payroll Taxes     $19,810.10
Amortize Prepaid Maintenance       $14,964.07
                                   ----------     $150,876.60
                                                  -----------
                                                  $378,377.38

MOR-6 WORKSHEET
<PAGE 9>
CASE NAME: INTERNATIONAL META SYSTEMS, INC.  CASE NUMBER:  98-10782-FM

CASH RECEIPTS AND             MONTH          MONTH               FILING TO
DISBURSEMENTS                 March, 1998    April, 1998         DATE
1. CASH-BEGINNING OF MONTH    $  1,978.81    $  8,528
RECEIPTS:
 2. CASH SALES                $115,000.00    $115,000            $230,000.00
 3. COLLECTION OF ACCOUNTS
 RECEIVABLE                   $ 25,000.00         0              $ 25,000.00
 4. LOANS & ADVANCES
 (attach list)                $210,420.08    $390,000            $600,420.08
 5. SALE OF ASSETS(1)         $ 20,000.00         0              $ 20,000.00
 6. OTHER (reimbursements)    $  5,808.57    $    928            $  6,736.57
TOTAL RECEIPTS                $376,228.65    $505,928            $882,156.65
(Withdrawal) Contribution
 by Individual Debtor MFR-2*
DISBURSEMENTS:
 7. NET PAYROLL               $192,510.73    $168,749            $361,259.73
 8. PAYROLL TAXES PAID        $ 37,761.80    $ 72,633            $110,394.80
 9. SALES, USE & OTHER TAXES
     PAID                          0              0                   0
10. SECURED/RENTAL/LEASES     $    245.00    $ 12,985            $ 13,230.00
11. UTILITIES                      0         $  7,187            $  7,187.00
12. INSURANCE                 $ 23,608.85    $ 23,864            $ 47,472.85
13. INVENTORY PURCHASES            0              0                   0
14. VEHICLE EXPENSES               0              0                   0
15. TRAVEL & ENTERTAINMENT    $  8,563.19    $ 10,650            $ 19,213.19
16. REPAIRS, MAINTENANCE
     & SUPPLIES               $  1,206.94    $  3,799            $  5,005.94
17. ADMINISTRATIVE & SELLING  $  2,654.97    $  5,305            $  7,959.97
18. OTHER (attach list)       $103,127.98    $186,624            $289,751.98
TOTAL DISBURSEMENTS FROM
     OPERATIONS               $369,679.46    $491,796            $861,475.46
19. PROFESSIONAL FEES              0              0                   0
20. U.S. TRUSTEE FEES              0         $  3,750            $  3,750.00
21. OTHER REORGANIZATION
     EXPENSES (attach list)        0              0                   0
TOTAL DISBURSEMENTS           $369,679.46    $495,546            $865,225.46

22. NET CASH FLOW             $  6,549.19    $ 10,382            $ 16,931.19
23. CASH-END OF MONTH (MOR-2) $  8,528.00    $ 18,910

MOR-7     *Applies to Individual debtor's only.   Revised:6/14/96
(1) Sold pre-petition:  This reflects receipt of balance due on account.

Case Name: INTERNATIONAL META SYSTEMS, INC.
 Case Number 98-10782-FM
                         MOR-7 Worksheet Attachments
                         ---------------------------
                                        Actual
                                        ------
Cash Sales
----------
 ZSP                                    $115,000.00

Sale of Assets                               0
--------------

Collection of A/R                            0
-----------------

Loans & Advances
----------------
 IPIQ-loans                             $390,000.00

Other
-----
J. Hesson Cobra pymnt    $    571.01
U.S. Postmaster          $    357.09    $    928.10

Total Receipts                          $505,928.10
---------------

Net Disbursements
-----------------
Net Payroll              $168,748.50

Payroll taxes            $ 72,633.06
                         -----------
                                        $241,381.56

Secured/Retail/Lease
  GE Capital/copier
  lease                  $    223.00
  Inter-Tel/phone
  lease                  $  1,462.21
  Walltech/furniture
  lease                  $    390.46
  Aramark - rental       $     35.67
  Aaron Rents Furniture  $    501.20
Rent                     $ 10,372.64    $ 12,985.18
Utilities                               $  7,186.78
Insurance                               $ 23,864.33
Travel & Enter.                         $ 10,650.11
Repairs, maint., supplies               $  3,799.47
Admin. & Selling
  Interwest Transfer-
  stock fee                   0
  Payroll Processing
  Fee Paychex            $    130.98
  M. Jordan expenses     $    578.76
  401K Service Charge    $    179.00
  Bank Service Charges   $     53.14
Telephone/Fax            $  4,362.73    $  5,304.61

Total Miscellaneous
Other
  Consultants            $ 98,588.75
  Recruiting & Hiring
  Fees                   $ 12,390.46
  Employee Relocation
  Loans                       0
  Silvaco-software       $75,644.60     $186,623.81    $491,795.85
                         ----------     -----------
  U.S. Trustee-Qrtly filing             $  3,750.00

TOTAL NET DISBURSEMENTS                 $495,545.85
-----------------------                 -----------

Net Cash Flow                           $ 10,382.25
-------------                           -----------

CASE NAME: INTERNATIONAL META SYSTEMS, INC.  CASE NUMBER 98-10782-FM

                           CASH ACCOUNT RECONCILIATION
                               MONTH OF April, 1998

BANK NAME           Bank One       Bank One
ACCOUNT NUMBER    #1826551242     #1826551234
ACCOUNT TYPE         OPERATING     OTHER FUNDS*             TOTAL
------------        ----------     ------------             -----
BANK BALANCE         $108,043.67   $    (20.14)             $108,023.53
DEPOSIT IN TRANSIT       0                0                      0
OUTSTANDING CHECKS   $ 89,113.28                            $ 89,113.28
ADJUSTED BANK BALANCE$ 18,930.39        (20.14)             $ 18,910.25
BEGINNING CASH-PER
  BOOKS              $   8,528.00            0              $  8,528.00
RECEIPTS             $390,928.10   $ 115,000.00             $505,928.10
TRANSFERS BETWEEN
  ACCOUNTS           $115,000.00   $(115,000.00)                 0
(WITHDRAWAL)
CONTRIBUTION-BY
INDIVIDUAL DEBTOR
MFR-2
CHECKS/OTHER
DISBURSEMENTS        $495,525.71   $     20.14              $495,545.85
ENDING CASH-
PER BOOKS            $ 18,930.39   $    (20.14)             $ 18,910.25

                                             *Cash Collateral Account
MOR-8                                                  Revised:6/14/96

CASE NAME: INTERNATIONAL META SYSTEMS, INC.  CASE NUMBER:  98-10782-FM

                      PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(30)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

INSIDERS: NAME/POSITION/COMP TYPE       MONTH          MONTH
                                        March 1998     April, 1998
1. Lee W. Hoevel/President/Salary       $10,000.00     $10,000.00
2. Hanan Potash/V.P./Salary             $ 8,461.52     $ 8,461.52
3. Malcolm Jordan/V.P./Salary           $ 5,615.40     $ 4,615.40
4. Malcolm Jordan/V.P./Expense
     Reimbursement                      $ 1,981.90     $    70.11
5.
6.
TOTAL INSIDERS (MOR-1)                  $26,058.82     $23,147.05

PROFESSIONALS                                MONTH
NAME/ORDER DATE
1. F/N 1.
TOTAL PROFESSIONALS (MOR-1)

MOR-9                                             Revised: 6/14/96

F/N 1. Expenses of $30,428.31 have accrued but were not paid in this period. Retainer was paid pre-petition.